 UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 25, 2020

ClearOne, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33660	87-0398877
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5225 Wiley Post Way, Suite 500, Salt Lake City, Utah	84116
(Address of principal executive offices)	(Zip Code)

+1 (801) 975-7200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001	CLRO	The NASDAQ Capital Market

EXPLANATORY NOTE

              ClearOne, Inc. (the “Company”) is filing this Current Report on Form 8-K to provide certain updates to ongoing material legal proceedings (the “Litigation Updates”) that have occurred subsequent to the end of the Company’s most recently completed fiscal quarter ended June 30, 2020. The Litigation Updates are being furnished on this Current Report on Form 8-K in lieu of the Company’s next Quarterly Report on Form 10-Q for the fiscal quarter ending September 30, 2020 to provide disclosure of the Litigation Updates under the Securities Exchange Act of 1934, as amended, concurrently with the disclosure of the Litigation Updates in the Company’s registration statement on Form S-3 being filed with the Securities and Exchange Commission on the date hereof.

Item 8.01 Other Events.

The Company is involved in litigation against Shure Incorporated (“Shure”) as further described in Part I, Item 3 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 (the “Annual Report”), which information is incorporated herein by reference.  The following recent developments amend and supplement the disclosure of the ongoing litigation proceedings against Shure as follows:

•	Shure, Incorporated v. ClearOne, Inc., 17-cv-3078 (N.D. of Illinois) - In this matter, the Company asserts that Shure’s MXA910, MXA910-A, and MXA910-US infringes two ClearOne patents: U.S. Patent No. 9,635,186 (the “’186 Patent”) and U.S. Patent No. 9,813,806 (the “’806 Patent”). On July 9, 2020, the Company moved for summary judgment, or partial summary judgment, of infringement by Shure of the ’186 and ’806 patents, and Shure moved on the same day for summary judgment of invalidity of the ’186 and ’806 patents. On August 12, Shure also moved for summary judgment on various other aspects of the Company’s infringement claims, including arguing that the MXA910 after a recent firmware update does not infringe the ’186 Patent, that the MXA910-A and MXA910-US do not infringe the ’806 Patent, and that the Company is not entitled to lost profits or treble damages. The motions remain pending.

•	ClearOne, Inc. v. Shure, Incorporated, IPR2019-00683. On August 14, 2020, the Patent Trial and Appeals Board (the “PTAB”) issued its final written decision in this matter, holding that all but two of the original claims in Shure’s U.S. Patent No. 9,565,493 (the “’493 Patent”), claims 6 and 34, are unpatentable in light of the Company’s U.S. Patent No. 9,813,806 and other prior art, and granting Shure’s request to amend 11 claims. On August 24, the Company filed a request for rehearing with the PTAB, arguing that the eleven amended claims are not patentable because Shure withheld from the PTAB two allegedly material references that render those claims unpatentable. That request is pending. Also on August 24, the Company filed a request for sanctions with the PTAB, arguing that Shure’s failure to disclose two material references to the PTAB violated Shure’s duty of candor.

•	Shure, Incorporated, et al. v. ClearOne, Inc., 19-cv-1343 (D. of Delaware). On April 14, 2020, Shure moved for a temporary restraining order and preliminary injunction to prevent the Company from selling the BMA CT and BMA CTH, alleging that these products infringed Shure’s U.S. Patent D865723 (the “D’723 Patent”). The Company opposed the motions, and on May 1, Magistrate Judge Burke issued a report and recommendation denying Shure’s request for a temporary restraining order, finding that Shure had failed to show that it would suffer irreparable harm in the absence of injunctive relief and that ClearOne had raised a “substantial question” as to the validity of the D’723 Patent (“R&R”). On May 8, Shure filed objections to the R&R with the district court judge, and on May 15, the Company filed a response to Shure’s objections. Shure’s objections remain pending. Shure’s motion for a preliminary injunction also remains pending, and a hearing on the motion is scheduled for September 21. On July 28, the Court held a claim construction hearing on the D’723 Patent. On August 24, the parties informed the Court by letter of the PTAB’s final written decision in IPR2019-00683. In that letter, Shure indicated that it intended to assert “some or all of the amended new claims . . . once the [PTAB] issues a certificate confirming those claims,” which is not expected to occur for several months. Shure also informed the Court that it “does not currently plan to assert original claims 6 and 34 in the present litigation” and that it “is currently considering whether it will appeal the [PTAB’s] decision as to the claims found unpatentable.” In light of its request for rehearing, the Company requested that the stay remain in place

•	ClearOne, Inc. v. Shure, Incorporated, et al., 19-cv-7285 (N.D. of Illinois) – In this matter, the Company sought a declaratory judgment of non-infringement of Shure’s D’723 Patent. The parties disputed where Shure’s D’723 Patent should be litigated. The Company argued that it should be litigated in this case in the Northern District of Illinois. Shure argued that it should be litigated in Case No. 19-cv-1343 in Delaware (discussed in the preceding section). The Delaware court decided that the dispute over the D’723 Patent should be decided in the District of Delaware. Therefore, the Company voluntarily dismissed its action in the Northern District of Illinois without prejudice.

•	Shure, Incorporated v. ClearOne. Inc., PGR2020-00079 (PTAB). In this matter, Shure challenges the patentability of the Company’s U.S. Patent No. 10,728,653 in a post grant review proceeding before the PTAB. The petition was filed on July 28, 2020, and the Company may file a response within three months. The PTAB will decide whether to grant the petition to institute the proceeding within five months of the petition, and if the PTAB institutes the proceeding, a final determination must be made no more than one year later.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARONE, INC.

Date: August 25, 2020	By:	/s/ Zeynep Hakimoglu
Zeynep Hakimoglu
Chief Executive Officer (Principal Executive Officer)